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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 20, 2004
Date of Report (Date of earliest event reported)

Evergreen Resources, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13171 (Commission File Number)	84-0834147 (IRS Employer Identification No.)

1401 17th Street, Suite 1200
Denver, Colorado 80202
(Address of principal executive office)

(303) 298-8100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits.

  99.1
  Letter from Mark S. Sexton to the Wall Street Journal dated March 20, 2004.

ITEM 9. Regulation FD Disclosure.

        On May 20, 2004, Mark S. Sexton, President and Chief Executive Officer of Evergreen Resources, Inc. (the "Company"), sent a letter to the Wall Street Journal in which some of the terms of the proposed merger of the Company with a wholly owned subsidiary of Pioneer Natural Resources Company were discussed.

        Mr. Sexton's letter is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

        The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Exchange Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN RESOURCES, INC.
By:	/s/ Kevin R. Collins Kevin R. Collins Executive Vice President—Finance, Chief Financial Officer, Secretary and Treasurer

Date: May 21, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Mark S. Sexton to the Wall Street Journal dated March 20, 2004.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX